Other Post-Retirement Employee Benefit Plans	12 Months Ended
Dec. 31, 2014
Other Post-Retirement Benefits
Defined Benefit Plans and Other Post-Retirement Benefit Plans [Line Items]
Other Post-Retirement Employee Benefit Plans
OTHER POST-RETIREMENT EMPLOYEE BENEFIT PLANS
In addition to providing pension benefits, the Company provides certain health care and life insurance benefits for some of its retired employees in the United States. Certain employees may become eligible for these benefits as they reach normal retirement age while working for the Company. The following sets forth the funded status of the domestic plans as of the most recent actuarial valuations using measurement dates of December 31 ($ in millions):

	2014	2013
Change in benefit obligation:
Benefit obligation at beginning of year	$194.8	$256.4
Service cost	1.1	1.5
Interest cost	10.3	9.1
Amendments, curtailments and other	(1.0)	(32.5)
Actuarial loss (gain)	33.2	(26.1)
Retiree contributions	3.7	6.0
Benefits paid	(20.7)	(19.6)
Benefit obligation at end of year	221.4	194.8
Change in plan assets:
Fair value of plan assets	—	—
Funded status	$(221.4)	$(194.8)

As of December 31, 2014 and 2013, $202 million and $177 million, respectively, of the total underfunded status of the plan was recognized as long-term accrued post-retirement liability since it was not expected to be funded within one year.
Weighted average assumptions used to determine benefit obligations at date of measurement:

	2014	2013
Discount rate	4.00%	4.80%
Medical trend rate – initial	7.10%	7.30%
Medical trend rate – grading period	14 years	15 years
Medical trend rate – ultimate	4.50%	4.50%

Effect of a one-percentage-point change in assumed health care cost trend rates:

($ in millions)	1% Increase	1% Decrease
Effect on the total of service and interest cost components	$0.6	$(0.4)
Effect on post-retirement medical benefit obligation	8.1	(7.2)

The medical trend rate used to determine the post-retirement benefit obligation was 7.1% for 2014. The rate decreases gradually to an ultimate rate of 4.5% in 2028 and remains at that level thereafter. The trend is a significant factor in determining the amounts reported.
Components of net periodic benefit cost:

($ in millions)	2014	2013
Service cost	$1.1	$1.5
Interest cost	10.3	9.1
Amortization of loss	1.4	1.4
Amortization of prior service credit	(4.1)	(6.9)
Net periodic benefit cost	$8.7	$5.1

Net periodic benefit costs are included in cost of sales and selling, general and administrative expenses in the accompanying Consolidated Statements of Earnings.
Included in accumulated other comprehensive income as of December 31, 2014 are the following amounts that have not yet been recognized in net periodic benefit cost: unrecognized prior service credits of $30 million ($20 million, net of tax) and unrecognized actuarial losses of $44 million ($29 million, net of tax). The unrecognized losses and prior service credits, net, is calculated as the difference between the actuarially determined projected benefit obligation and the value of the plan assets less accrued benefit costs as of December 31, 2014. The prior service credits and actuarial losses included in accumulated comprehensive income and expected to be recognized in net periodic benefit costs during the year ending December 31, 2015 is $3 million ($2 million, net of tax) and $3 million ($2 million, net of tax), respectively.
The following sets forth benefit payments, which reflect expected future service, as appropriate, expected to be paid in the periods indicated ($ in millions):

2015	$20.1
2016	19.9
2017	19.5
2018	19.2
2019	18.8
2020 – 2024	81.2